                                   EXHIBIT 10.3

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                           CHEQUEMATE INTERNATIONAL, INC.
                              D/B/A C-3D DIGITAL, INC.

                           COMMON STOCK PURCHASE WARRANT


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

              1.     ISSUANCE.     In consideration of good and valuable
consideration, the receipt of which is hereby acknowledged by CHEQUEMATE INTERNATIONAL, INC., D/B/A C-3D DIGITAL, INC., a Utah corporation (the "Company"), CROOKS HOLLOW ROAD, LLC, or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., New York City time, on May 10, 2005 (the "Expiration Date"), One Hundred Thirty-Four Thousand Two Hundred Ninety-Two (134,292) fully paid and nonassessable shares of the Company's Common Stock, $.0001 par value per share (the "Common Stock") at an initial exercise price of $6.252 per share (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof.

              2. EXERCISE OF WARRANTS. (a) This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise", by means of tendering this Warrant Certificate to the Company to receive, on conversion of this Warrant, such number of shares of Common Stock as has a Market Value equal to the difference between the aggregate Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the total cash exercise price thereof divided by the Market Value. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased or notice of cashless exercise executed, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased or issued upon conversion. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock for the ten (10) days preceding the date on which the warrant, with the conversion form duly exercised, is delivered to a messenger or an overnight delivery service, in each case which gives evidence of delivery of the Notice of Exercise Form duly executed multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate. As used in this Warrant Certificate, the term "Warrant Shares" shall mean the shares of Common Stock issued or issuable upon exercise or conversion of this Warrant. The holder of this Warrant Certificate shall be deemed to be the owner of the Warrant Shares issued upon exercise or conversion of this Warrant on and as of the date of exercise regardless of whether the stock transfer books are open or closed and whether a physical stock certificate is issued.

              (b) For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date provided that the provisions of this Paragraph 2(b) are not inconsistent with any policy, interpretation, letter ruling or other published advice by the Securities and Exchange Commission on the subject.

              3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant.

              4. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant


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

of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

              5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

              6.     PROTECTION AGAINST DILUTION.

                     6.1 ADJUSTMENT MECHANISM. If an adjustment of the Exercise Price is required pursuant to this Section 6, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant prior to the adjustment by the Exercise Price in effect prior to the adjustment and dividing the result by the new Exercise Price.

                     6.2 CAPITAL ADJUSTMENTS. In case the Company shall, subsequent to the date the Warrant was initially issued (the Initial Issuance Date"), (a) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock or effect a stock split, (b) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or
(c) combine or reclassify its outstanding Common Stock into a smaller number of shares or otherwise effect a reverse split, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed in this Paragraph 6.2 shall occur.

              6.3 In case the Company shall, subsequent to the Initial Issuance Date, issue rights to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the current market price per share of Common Stock (as defined in Paragraph 6.4 of this Warrant) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of Common Stock, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchased (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock or securities convertible into Common Stock are not delivered after the expiration of such rights or


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

warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

              6.4 For the purpose of any computation under Paragraphs 6.3 of this Warrant, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for ten
(10) consecutive trading days commencing five (5) trading days before such date. The closing price for each day shall be the reported last sale price regular way or, in case no such reported sale takes place on such day, the reported last bid price, in either case on the principal national securities exchange or market on which the Common Stock is admitted to trading or listed or on Nasdaq, or if not listed or admitted to trading on such exchange or such market, the average of the reported closing bid prices as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors.

              6.5 In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Paragraph 6.5 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. Notwithstanding the foregoing, in the event that the Company effects a transaction by which the holders of Common Stock receive cash and no other consideration in the form of equity, this Warrant shall be automatically deemed to have been exercised pursuant to the cashless exercise provisions of this Warrant on and as of the effective date of such transaction, with the Market Value being the consideration per share payable to the holders of the Common Stock. If the Market Price is less than the then current Exercise Price, this Warrant shall terminate and the Holder shall have no rights pursuant to this Warrant.

              7.     TRANSFER TO COMPLY WITH THE SECURITIES ACT; REGISTRATION
RIGHTS.

              (a) Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended, (the "Act"), and this Warrant and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective


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

registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

              (b) The Holder is entitled to the benefits of a Registration Rights Agreement, dated May 10, 2000, between the Company and initial holders of this Warrant.

              8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served,(b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by reputable courier service which provides evidence of delivery with charges prepaid, or (d) transmitted by hand delivery, or (e) by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the second business day following the date of mailing by express courier service or on the fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (iii) if by facsimile, upon confirmation of receipt by the recipient or confirmation of transmission in another manner provided in this SECTION 13.8. The addresses for such communications shall be:

                     IF TO THE COMPANY:

                            Chequemate International, Inc.
                            d/b/a C-3D Digital, Inc.
                            330 Washington Boulevard, Suite 507
                            Marina del Rey, California 90292
                            ATTENTION: Alan Hunter, Esq.
                                         General Counsel
                            Tel No.: (310) 305-3659
                            Fax No.:

                     WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                            Esanu Katsky Korins & Siger, LLP
                            605 Third Avenue
                            New York, New York 10158
                            ATTENTION: Asher S. Levitsky P.C.
                            Tel No.: (212) 716-3239
                            Fax No.: (212) 953-6899


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                     IF TO PURCHASER:

                            Crooks Hollow Road LLC
                            Corporate Center
                            Windward One
                            West Bay Road
                            P.O. Box 31106 SMB
                            Grand Cayman, Cayman Islands

                     WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                            Krieger & Prager, LLP
                            39 Broadway, Suite 1440
                            New York, New York 10006
                            ATTENTION: Samuel M. Krieger, Esq.
                            Tel No.: (212) 363-2900
                            Fax No: (212) 363-2999

Either party hereto may from time to time change its address or facsimile number for notices under this Section 9.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

              9. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

              10. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

              11. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

              12. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

       IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of
the     day of May, 2000.


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                            CHEQUEMATE INTERNATIONAL, INC.
                            D/B/A C-3D DIGITAL, INC.



                            By:
                               ---------------------------------------------

                                   -----------------------------------------
                                   Its
                                      --------------------------------------


Attest:


----------------------------



                           NOTICE OF EXERCISE OF WARRANT

       The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ______________, to purchase __________ shares of the Common Stock, par value $.0001 per share, of
___________________ and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

       Please deliver the stock certificate to:



Dated:
      ------------------------

By:
   ---------------------------------



       CASH:  $
                ------------------------


       CASHLESS

       A.     Aggregate Market Value of Warrant Shares         $
                                                                ---------------

       B.     Aggregate Cash Exercise Price                    $
                                                                ---------------

       C.     Market Value Per Share                           $
                                                                ---------------

                     A - B  = No. of Shares To be Issued        ---------------
                         C


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